Exhibit 10.40

FIRST AMENDMENT TO
AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT AND
MEZZ CONVERTIBLE SUBORDINATED PROMISSORY NOTES

This FIRST AMENDMENT TO AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT (this “First Amendment”) is made as of November 20, 2019, by and among OCUPHIRE PHARMA, INC., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers (the “Schedule of Purchasers”) attached as Exhibit A to the Amended and Restated Mezz Note Purchase Agreement (collectively, the “Purchasers” and each, without distinction, a “Purchaser”).

RECITALS

The Company and the Purchasers previously entered into that certain Amended and Restated Note Purchase Agreement dated January 22, 2019 (the “Agreement”), pursuant to which the Company issued the Company’s Mezz Convertible Subordinated Promissory Notes (the “Notes”) to the Purchasers.

Pursuant to Section 5.8 of the Agreement, which states that the Agreement and Notes may be amended only with the written consent of the Company and the holders of a majority of the aggregate Principal Amount of the Notes (a “Majority in Interest”), the Company and the Purchasers desire to amend the Agreement and the Notes as set forth herein.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             AMENDMENT TO SECTION 1.2(c) OF THE AGREEMENT.  Section 1.2(c) of the Agreement is hereby deleted and replaced with the following:

“At any time after the Effective Date, to the extent that (i) Purchasers already party to this Agreement (at the time determined, the “Existing Purchasers”), and/or (ii) additional Purchasers investing not less than Twenty-Five Thousand Dollars ($25,000), or such lesser amount determined by the Board (the “Additional Purchasers”), which Additional Purchasers and/or Existing Purchasers agree by execution of a counterpart of this Agreement to purchase an amount up to a balance of the Total Amount, the Company may hold additional Closings with respect to the purchase of such Notes (each a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the First Closing and all of the Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Board of Directors of the Company, and provided further, however, that no Closing shall occur after December 31, 2019, subject to one ninety (90) day extension exercisable at the discretion of the Board of Directors of the Company.  There shall be no conditions precedent to a Subsequent Closing.  In connection with each such Subsequent Closing, the Company shall amend the Schedule of Purchasers to reflect any additional purchase by Existing Purchasers and to add any Additional Purchasers.  The terms of the transactions consummated at each Subsequent Closing shall be identical to the terms consummated at the Effective Date, excepting the date of issuance of the Notes shall be the date of such Subsequent Closing.  The Notes issued in each Subsequent Closing shall be issued to the Purchasers in the Principal Amount shown for each Purchaser with respect to such Subsequent Closing on the amended Schedule of Purchasers.”

2.             AMENDMENT TO INTRODUCTORY PARAGRAPH IN THE NOTES.  The reference to December 31, 2019 in the introductory paragraph of each of the Notes is hereby deleted and replaced with September 30, 2020.

3.             AMENDED TO SECTIONS 2(A)-(E) OF THE NOTES.  Sections 2(a) — (e) of each of the Notes are hereby deleted in their entirety and replaced with the following:

“(a)      Conversion upon an IPO.  If prior to the occurrence of a Payoff Event, a Change in Control, a Qualified Financing or a Reverse Merger Transaction, the Company completes an IPO, then this Note shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock that is equal to One Hundred and Seventy-Five Percent (175%) times the Note Value divided by the Conversion Price, rounded to the nearest whole share.  “Conversion Price” means the per share price at which such shares are issued to purchasers of the Company’s equity securities in the IPO.  “IPO” means the closing by the Company (or its successor) of a firmly underwritten public offering of the Company’s common stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act (and not subsequently withdrawn) covering the offer and sale of common stock for the account of the Company.  “Note Value” means the outstanding principal balance of, plus the accrued but unpaid interest on, this Note.

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(b)      Conversion upon Change in Control.  If prior to the occurrence of a Payoff Event, an IPO, a Qualified Financing or a Reverse Merger Transaction, the Company completes a Change in Control, this Note shall automatically convert immediately prior to the effectiveness of such Change of Control into that number of fully paid and non-assessable shares of the Company’s Common Stock that is equal to Two Hundred Percent (200%) of the Note Value divided by the per share price of the Company’s Common Stock at which the Company’s Common Stock is valued (after giving effect to the conversion of the Notes) in such Change in Control, rounded to the nearest whole share.  The Holder shall be entitled to the same contractual rights and be bound by the same restrictions and obligations as the other stockholders of the Company in such Change in Control.  By acceptance of this Note, the Holder agrees to execute and deliver all documents and agreements necessary to evidence the grant of such rights to the Holder, and the imposition of such restrictions and obligations upon the Holder, as are executed by the other stockholders of the Company or as required by the definitive agreement in such Change in Control on or before the initial issuance thereof.  “Change in Control” means (i) a merger or consolidation in which (A) the Company is a constituent party or (B) a subsidiary of the Company is a constituent party and the Company issues shares of the Company’s capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for equity interest that represent, immediately following such merger of consolidation, at least a majority, by voting power, of the equity interest of (1) the surviving or resulting entity, or (2) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; (ii) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company, of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, or other disposition is to a wholly-owned subsidiary of the Company; or (iii) transaction or series of related transactions in which a person, or a group of related persons, acquires from the stockholders of the Company a number of shares of the Company’s capital stock representing more than Fifty Percent (50%) of the outstanding voting power of the Company; provided, however, a Change in Control shall not include (x) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted or a combination thereof, (y) a Qualified Financing or (z) a Reverse Merger Transaction.

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(c)      Conversion upon Qualified Financing.  If prior to the occurrence of a Payoff Event, an IPO, a Change in Control or a Reverse Merger Transaction, the Company completes a Qualified Financing, then this Note shall automatically convert into that number of fully paid and non-assessable shares of the Company that is equal to One Hundred and Seventy-Five Percent (175%) times the Note Value divided by the per share price at which such shares of the Company are issued to purchasers of the Company’s equity securities in the Qualified Financing, rounded to the nearest whole share.  The Holder shall be entitled to the same contractual rights and be bound by the same restrictions and obligations as the other purchasers of shares in the Qualified Financing.  By acceptance of this Note, the Holder agrees to execute and deliver all documents and agreements necessary to evidence the grant of such rights to the Holder, and the imposition of such restrictions and obligations upon the Holder, as are executed by the purchasers of the shares in the Qualified Financing on or before the initial issuance thereof.  “Qualified Financing” means, following the closing by the Company (or its successor) of the sale and issuance of Prior Notes and the Notes, the subsequent closing by the Company (or its successor) of the sale and issuance of capital stock of the Company (or its successor) in a single transaction or series of related transactions resulting in gross proceeds to the Company of not less than $5,000,000 (including new equity investment of at least $1,000,000 plus the sum of the outstanding principal amount of the Notes be so converted pursuant to this Section 2(c)).  Notwithstanding the foregoing, in the event the Company closes a Qualified Financing immediately prior to a Reverse Merger Transaction, this Note shall not convert upon the closing of such Qualified Financing and shall in lieu of conversion under this Section 2(c) convert upon the closing by the Company of such Reverse Merger Transaction in accordance with the applicable terms and conditions of Section 2(d) below.

(d)      Conversion upon Reverse Merger Transaction.  If prior to the occurrence of a Payoff Event, an IPO, a Change in Control or a Qualified Financing (subject to the last sentence of Section 2(c) above), the Company completes a Reverse Merger Transaction, then this Note shall automatically convert into that number of fully paid and non-assessable shares of the combined company in the Reverse Merger Transaction whose shares are publicly traded in the United States or other jurisdiction following the completion of the Reverse Merger Transaction (the “Reverse Merger Parent”), determined by dividing an amount equal to One Hundred and Seventy-Five Percent (175%) times the Note Value divided by the per share price at which such shares are issued by the Reverse Merger Parent, in such Reverse Merger Transaction, rounded to the nearest whole share.  The Holder shall be entitled to the same contractual rights and be bound by the same restrictions and obligations as the other stockholders of the Company in the Reverse Merger Transaction.  By acceptance of this Note, the Holder agrees to execute and deliver all documents and agreements necessary to evidence the grant of such rights to the Holder, and the imposition of such restrictions and obligations upon the Holder, as are executed by the other stockholders of the Company in the Reverse Merger Transaction on or before the initial issuance thereof.  “Reverse Merger Transaction” means a reverse merger or similar transaction between the Company and a corporation whose securities are publicly traded in the United States or other jurisdiction.

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(e) Non-occurrence of Payoff Event; Good Faith Conversion.  In the event an LPO, a Change in Control, a Qualified Financing or a Reverse Merger Transaction has not occurred by September 30, 2020 the Company and Majority in Interest will negotiate in good faith terms and conditions of the conversion of this Note into shares of the Company’s capital stock.”

4.             DELETION OF SECTION 4 OF THE NOTES.  Section 4 of the Notes is hereby deleted in its entirety.

5.             AMENDMENT TO EXHIBIT B OF THE AGREEMENT.  Exhibit B (Form of Note) attached to the Agreement is hereby deleted in its entirety and amended to read in the form of EXHIBIT B attached to this First Amendment.

6.             NOTICE TO TRANSFEREES.  Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this First Amendment.

7.             CONSTRUCTION.  Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Agreement and the Notes.  The terms of this First Amendment amend and modify the Agreement and the Notes as if fully set forth in the Agreement and the Notes.  If there is any conflict between the terms, conditions and obligations of this First Amendment and the Agreement or the Notes, this First Amendment’s terms, conditions and obligations shall control.  All other provisions of the Agreement and the Notes not specifically modified by this First Amendment are preserved.

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8.             COUNTERPARTS; ELECTRONIC TRANSMISSION.  This First Amendment may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which together shall constitute one and the same instrument.  Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes.  The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  This First Amendment and any signed agreement or instrument entered into in connection with this First Amendment, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to the other party.  No party hereto or to any such agreement or instrument will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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IN WITNESS WHEREOF, this First Amendment to Amended and Restated Mezz Note Agreement and Mezz Convertible Subordinated Promissory Notes is hereby executed as of the date first above written.

THE COMPANY:

OCUPHIRE PHARMA, INC.

By:	/s/ Mina Sooch
Name:	Mina Sooch
Title:	CEO and President

SIGNATURES ON FOLLOWING PAGES

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THE PURCHASERS:

/s/ Mina Sooch
Mina Sooch
Date:

/s/ Michael DeVries
Michael & Michelle DeVries Trust
Date: 12/6/2019

/s/ Daniela Oniciu
Daniela Oniciu
Date:

WESTERN MICHIGAN UNIVERSITY

acting through its BIOSCIENCE RESEARCH

and COMMERCIALIZATION CENTER

By:	/s/ Patti VanWalbeck
Title:	Assistant Treasurer
Date:	12/2/2019

/s/ Devang Shah
Devang Shah
Date:

/s/ Alan Meyer
Alan R. Meyer
Date:

Einhorn Associates, Inc.

By:	/s/ Stephen Einhorn
Title:	Stephen Einhorn
Date:	11/20/2019
Cole & Associates

By:	/s/ J.S. Cole
Title:	President
Date:	11/27/2019

Martha C. Parfet Trust

FBO Donald R. Parfet U/A/D 11/21/57

By:	/s/ Thomas I. Meyers, Vice President
Title:	Greenleaf Trust, Trustee
Date:	11/26/2019

Mary C. Vandewiele Trust

U/A/D 10/13/2004

By:	/s/ Mary Vandewiele
Title:	Trustee
Date:	11/26/2019

/s/ Michael Davies
Michael J. Davies
Date:

/s/ Sean Ainsworth
Sean Ainsworth
Date:

Belle Michigan Impact Fund Side Car, LP

By:	/s/ Caorlyn Cassin
Title:	General Partner
Date:	11/21/2019

Signature Pages to FIRST AMENDMENT TO

AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT

Mainstar Trust Custodian

FBO Inland Eye Specialists

Profit Sharing & Savings Plan

FBO Robert C. Sorenson

By:	/s/ Robert C. Sorenson
Title:	Trustee
Date:	11/23/2019

The Belle Michigan Impact Fund, LP

By:	/s/ Carolyn Cassin
Title:	General Partner
Date:	11/25/2019

/s/ Cam Gallagher
Cam Gallagher

/s/ James Manuso
James S. Manuso
Date:

/s/ Harry & Julie Kraemer

/s/ Harry & Julie Kraemer
Harry M. Kraemer, Jr. and Julie M. Jansen-Kraemer
Date:

/s/ Glenn Steeg
Glenn D. Steeg
Date:

/s/ Lawrence H.N. Kinet
Lawrence H.N. Kinet
Date:

RBI Opportunity Fund I, LLC

David Richmond

Manager of RBI P.I. Manager, LLC

By:	/s/ RBI Opportunities Fund I & II
Title:	Manager
Date:	11/21/2019

RBI Opportunity Fund II, LLC

David Richmond

Manager of RBI P.I. Manager, LLC

By:	/s/ RBI Opportunities Fund I & II
Title:	Manager
Date:	11/21/2019

Lawrence J. Fingerle Trust

U/A/D 12/28/90

By:	/s/ Lawrence J. Fingerle
Title:	Trustee
Date:	11/20/2019

/s/ Geebee Thimotheose
Geebee Thimotheose
Date:

/s/ Tel Ganesan
Tel Ganesan

 Invest Detroit Foundation

 d/b/a First Capital Fund

By:	/s/ Martin Dober
Title:	Managing Director
Date:	11/22/2019

Signature Pages to FIRST AMENDMENT TO

AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT

Douglas C. Finch Trust

U/A/D April 16, 2014

By:	/s/ Doug Finch
Title:	Co-Trustee
Date:	11/24/2019

Thomas A. Lozser Revocable Trust

By:	/s/ Thomas Lozser
Title:	Trustee
Date:	11/21/2019

Brian P and Cynthia F. Sommer

Living Trust U/A/D 3/4/2011

By:	/s/ Brian Sommer
By:	/s/ Cynthia F. Sommer
Title:	Trustees
Date:	11/20/2019

Cady Investment Co. LLC

By:	/s/ EC Cady
Title:	President
Date:	11/24/2019

Edwin R. Clarke, III

U/T/A December 22, 1997

By:	/s/ Edwin Clarke
Title:	Trustee
Date:	11/21/2019

Michigan Angel Fund III, LLC

By:	/s/ Joseph Simms
Title:	Managing Member
Date:	11/21/2019

H.B. Calder Revocable Trust
Dated 7/15/2007

By:	/s/ H.B. Calder
Title:	Trustee
Date:	12/1/2019

Warren K. Liu Trust

By:
Title:
Date:

Mike Schumacher Revocable Trust

Dated August 7, 2014

By:	/s/ Mark Schumacher
Title:	Trustee
Date:	11/20/2019

/s/ David Kershaw and Martha Kershaw, JTWROS

/s/ David Kershaw and Martha Kershaw, JTWROS

David & Martha Kershaw JTWROS

Date

Signature Pages to FIRST AMENDMENT TO

AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT

/s/ Anup Chatta
Anup Chatta
Date:

/s/ Josh Hunegs

/s/ Josh Hunegs
Joshua M. Hunegs and Emily R. Kaufman Jointly w/ Rights of Survivorship
Date:

/s/ Jatinder-Bir S. Sandhu
Jatinder-Bir S. Sandhu
Date:

/s/ Nicholas Palmer
Nicholas Franklin Palmer
Date:

MCN Ocuphire SPE, LLC

By:	/s/ Timothy S. Parker
Title:	Manager
Date:	11/26/2019

Atain Specialty Insurance Group

By:	/s/ Michael O. Martin
Title:	Senior VP & CFO
Date:	11/26/2019

/s/ Kostas Charizanis
Konstantinos Charizanis
Date:

/s/ Bernhard Hoffmann
Bernhard Hoffman
Date:

BWA Ocuphire Investment Group, LLC

By:	/s/ Ken Kousky
Title:	President
Date:	11/26/2019

Signature Pages to FIRST AMENDMENT TO

AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT

EXHIBIT B

FORM OF NOTE

THIS NOTE AND ANY SHARES OF CAPITAL STOCK THAT MAY BE ISSUED UPON THE CONVERSION OF THIS NO 1E HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY).

OCUPHIRE PHARMA, INC.
CONVERTIBLE SUBORDINATED PROMISSORY NOTE

U.S. $[APPLICABLE PRINCIPAL AMOUNT]	Issue Date: _________20____

FOR VALUE RECEIVED, OCUPHIRE PHARMA, INC., a Delaware corporation (the "Company"), hereby promises to pay [NAME OF PURCHASER], whose address is [ADDRESS OF PURCHASER] (the "Purchaser"; together with any permitted successor holder hereof, the "Holder"), the principal sum of U.S. $[APPLICABLE PRINCIPAL AMOUNT], together with interest thereon, accruing from the date hereof at a per annum rate of Eight Percent (8.0%) which shall continue to accrue on the outstanding principal until the entire balance of this Note is paid, and shall be computed based on the actual number of days elapsed and on a year of three hundred sixty five (365) days. The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable on demand at any time as of the first to occur of any of the following events (each a "Payoff Event"): (a) September 30, 2020; and (b) an Event of Default.

This Note is issued pursuant to the terms of that certain Amended and Restated Mezz Note Purchase Agreement, dated as of January 22, 2019, as amended from time to time (the "Agreement"), among the Company, the Holder, and the Purchasers (as defined in the Agreement) and is entitled to the benefit thereof. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement.

If paid in cash, the Company shall pay this Note in lawful money of the United States at the address of the Purchaser or at such other address of which the Holder shall have notified the Company in writing.

For purposes of this Note, the term "Affiliate" shall mean: (a) for purposes of any Holder that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Holder, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Holder and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Holder that is not an individual, (i) any person controlled by, or under the control of, the Holder, or (ii) any member, stockholder, partner or other equity holder of such Holder that is an "accredited investor", as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act of 1933, as amended (the "Securities Act").

EXHIBIT B - 1

Pursuant to the applicable provisions of Section 2 below, upon the occurrence of an IPO, a Change in Control, a Qualified Financing or a Reverse Merger Transaction, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall automatically convert into shares of the Company's capital stock.

The following is a statement of the rights of the Holder under this Note and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, agrees:

1.            OPTIONAL PREPAYMENT. The Company may not prepay this Note at any time prior to the occurrence of a Payoff Event; provided, however, that the Company may prepay this Note, in whole or in part, at any time after a Payoff Event, without premium or penalty. Any such prepayment shall be first applied to accrued but unpaid interest and then to principal.

2.             CONVERSION.

(a)            Conversion upon an IPO. If prior to the occurrence of a Payoff Event, a Change in Control, a Qualified Financing or a Reverse Merger Transaction, the Company completes an IPO, then this Note shall automatically convert into that number of fully paid and non-assessable shares of the Company's Common Stock that is equal to One Hundred and Seventy-Five Percent (175%) times the Note Value divided by the Conversion Price, rounded to the nearest whole share. "Conversion Price" means the per share price at which such shares are issued to purchasers of the Company's equity securities in the IPO. "IPO" means the closing by the Company (or its successor) of a firmly underwritten public offering of the Company's common stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act (and not subsequently withdrawn) covering the offer and sale of common stock for the account of the Company. "Note Value" means the outstanding principal balance of, plus the accrued but unpaid interest on, this Note.

EXHIBIT B - 2

(b)            Conversion upon Change in Control. If prior to the occurrence of a Payoff Event, an IPO, a Qualified Financing or a Reverse Merger Transaction, the Company completes a Change in Control, this Note shall automatically convert immediately prior to the effectiveness of such Change of Control into that number of fully paid and non-assessable shares of the Company's Common Stock that is equal to Two Hundred Percent (200%) of the Note Value divided by the per share price of the Company's Common Stock at which the Company's Common Stock is valued (after giving effect to the conversion of the Notes) in such Change in Control, rounded to the nearest whole share. The Holder shall be entitled to the same contractual rights and be bound by the same restrictions and obligations as the other stockholders of the Company in such Change in Control. By acceptance of this Note, the Holder agrees to execute and deliver all documents and agreements necessary to evidence the grant of such rights to the Holder, and the imposition of such restrictions and obligations upon the Holder, as are executed by the other stockholders of the Company or as required by the definitive agreement in such Change in Control on or before the initial issuance thereof. "Change in Control" means (i) a merger or consolidation in which (A) the Company is a constituent party or (B) a subsidiary of the Company is a constituent party and the Company issues shares of the Company's capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for equity interest that represent, immediately following such merger of consolidation, at least a majority, by voting power, of the equity interest of (1) the surviving or resulting entity, or (2) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; (ii) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company, of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, or other disposition is to a wholly-owned subsidiary of the Company; or (iii) transaction or series of related transactions in which a person, or a group of related persons, acquires from the stockholders of the Company a number of shares of the Company's capital stock representing more than Fifty Percent (50%) of the outstanding voting power of the Company; provided, however, a Change in Control shall not include (x) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted or a combination thereof, (y) a Qualified Financing or (z) a Reverse Merger Transaction.

(c)             Conversion upon Qualified Financing. If prior to the occurrence of a Payoff Event, an IPO, a Change in Control or a Reverse Merger Transaction, the Company completes a Qualified Financing, then this Note shall automatically convert into that number of fully paid and non-assessable shares of the Company that is equal to One Hundred and Seventy-Five Percent (175%) times the Note Value divided by the per share price at which such shares of the Company are issued to purchasers of the Company's equity securities in the Qualified Financing, rounded to the nearest whole share. The Holder shall be entitled to the same contractual rights and be bound by the same restrictions and obligations as the other purchasers of shares in the Qualified Financing. By acceptance of this Note, the Holder agrees to execute and deliver all documents and agreements necessary to evidence the grant of such rights to the Holder, and the imposition of such restrictions and obligations upon the Holder, as are executed by the purchasers of the shares in the Qualified Financing on or before the initial issuance thereof. "Qualified Financing" means, following the closing by the Company (or its successor) of the sale and issuance of Prior Notes and the Notes, the subsequent closing by the Company (or its successor) of the sale and issuance of capital stock of the Company (or its successor) in a single transaction or series of related transactions resulting in gross proceeds to the Company of not less than $5,000,000 (including new equity investment of at least $1,000,000 plus the sum of the outstanding principal amount of the Notes to be so converted pursuant to this Section 2(c)). Notwithstanding the foregoing, in the event the Company closes a Qualified Financing immediately prior to a Reverse Merger Transaction, this Note shall not convert upon the closing of such Qualified Financing and shall in lieu of conversion under this Section 2(c) convert upon the closing by the Company of such Reverse Merger Transaction in accordance with the applicable terms and conditions of Section 2(d) below.

EXHIBIT B - 3

(d)            Conversion upon Reverse Merger Transaction. If prior to the occurrence of a Payoff Event, an IPO, a Change in Control or a Qualified Financing (subject to the last sentence of Section 2(c) above), the Company completes a Reverse Merger Transaction, then this Note shall automatically convert into that number of fully paid and non-assessable shares of the combined company in the Reverse Merger Transaction whose shares are publicly traded in the United States or other jurisdiction following the completion of the Reverse Merger Transaction (the "Reverse Merger Parent"), determined by dividing an amount equal to One Hundred and Seventy-Five Percent (175%) times the Note Value divided by the per share price at which such shares are issued by the Reverse Merger Parent, in such Reverse Merger Transaction, rounded to the nearest whole share. The Holder shall be entitled to the same contractual rights and be bound by the same restrictions and obligations as the other stockholders of the Company in the Reverse Merger Transaction. By acceptance of this Note, the Holder agrees to execute and deliver all documents and agreements necessary to evidence the grant of such rights to the Holder, and the imposition of such restrictions and obligations upon the Holder, as are executed by the other stockholders of the Company in the Reverse Merger Transaction on or before the initial issuance thereof. "Reverse Merger Transaction" means a reverse merger or similar transaction between the Company and a corporation whose securities are publicly traded in the United States or other jurisdiction.

(e)             Non-occurrence of Payoff Event; Good Faith Conversion. In the event an IPO, a Change in Control, a Qualified Financing or a Reverse Merger Transaction has not occurred by September 30, 2020 the Company and Majority in Interest will negotiate in good faith terms and conditions of the conversion of this Note into shares of the Company's capital stock.

(f)              Conversion Shares. For purposes of this Note, the shares issuable upon conversion of this Note are referred to as the "Conversion Shares."

(g)            Market Stand-off. The Holder (and any permitted transferee of this Note) agrees not to sell, dispose of, transfer, make any short sale of, or grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Conversion Shares during the one hundred and eighty (180) day period following the effective date of an IPO or a Reverse Merger Transaction (or such shorter or longer period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation). The Holder (and any transferee of this Note) agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriters that are consistent with the foregoing or that are necessary to give further effect to the foregoing provision. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Holder's (and any transferee of this Note) Conversion Shares until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this Section 2(g) and shall have the right, power and authority to enforce the provisions hereof as though they were a party to this Agreement.

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3.             MECHANICS OF CONVERSION. Upon conversion of this Note as provided in Section 2 above, the Company shall promptly issue the Holder a certificate in the Holder's name for the number of Conversion Shares to which the Holder is entitled by reason of such conversion, rounded to the nearest whole share. Upon issuance of such certificate this Note shall automatically be deemed cancelled and fully paid with no need for surrender hereof.

4.             FULLY PAID STOCK; TAXES. The Company agrees that the securities represented by each and every certificate for Conversion Shares delivered on the conversion of this Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, all federal and state stamp, original issue or similar taxes, if any, which are payable in respect of the issuance of this Note and/or any Conversion Shares or certificates therefor.

5.            LIMITED TRANSFERABILITY. Neither this Note nor the Conversion Shares have been registered under the Securities Act and may be transferred only pursuant to an effective registration thereunder or an exemption from the registration requirements of the Securities Act, and otherwise in compliance with applicable state securities laws. This Note may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, the Securities Act or any applicable state securities law with respect to this Note or the Conversion Shares. This Note and any Conversion Shares shall bear an appropriate legend with respect to such restrictions on transfer. This Note is transferable only upon the books that the Company shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this Note to the Company together with an assignment properly executed by the assignor or transferor. Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee. The Holder may not assign or transfer this Note to any person or entity (other than an Affiliate) without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. This Note and the Conversion Shares are also subject to the restrictions on transfer set forth in Article 3 of the Agreement.

6.             REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity in form and amount reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Note, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new note of like date, tenor and denomination.

7.             HOLDER NOT A STOCKHOLDER. Except as provided in Section 4.1 of the Agreement, this Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the conversion hereof into Conversion Shares.

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8.             EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an "Event of Default"), the Company shall be in default hereunder, and the Holder may immediately accelerate payment of the unpaid principal of this Note, together with all accrued and unpaid interest, upon written notice to the Company:

(a)            The Company fails to pay the principal of, and interest on, this Note when due, and such payment shall not have been made within five (5) days of the Company's receipt of the Holder's written notice to the Company of such failure to pay.

(b)           The Company is the debtor in a bankruptcy, receivership, "Chapter 11" or other insolvency proceeding, is generally unable to pay its debts when due, or makes an assignment for the benefit of creditors.

(c)           The Company violates in any material respect any other covenant, agreement or condition contained in this Note or in the Agreement or any document executed pursuant thereto, which violation has not been cured within thirty (30) days after the Company's receipt of written notice of any such default.

(d)           The Company is liquidated, dissolved or ceases to operate its business.

Upon the occurrence of an Event of Default or an event that, with notice or lapse of time or both, would become an Event of Default, the Company shall immediately give notice thereof to the Holder, specifying the nature of the Event of Default. Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount hereof shall bear interest at the rate of Twelve Percent (12%) per annum.

9.            EXERCISE OF REMEDIES. By acceptance hereof, the Holder acknowledges and agrees that this Note is one of a series of Convertible Subordinated Promissory Notes of similar tenor issued by the Company and that upon the occurrence and during the continuance of any Event of Default, the holders of a Majority in Interest shall have the right to act on behalf of the holders of all such Notes in exercising and enforcing all rights and remedies available to all of such holders under this Note, including, without limitation, foreclosure of any judgment lien on any assets of the Company. By acceptance hereof, the Holder agrees not to independently exercise any such right or remedy without the consent of the holders of a Majority in Interest.

10.           SUBORDINATION.

(a)            To the extent hereinafter provided, this Note is expressly subordinated in right of payment to the prior payment in full of Senior Indebtedness (as hereinafter defined) of the Company, unless the instrument creating or evidencing any Senior Indebtedness provides that such Senior Indebtedness is pari passu or subordinated in right of payment to this Note. For purposes hereof, "Senior Indebtedness" shall be defined as the principal of (and premium, if any) and interest on and fees and other amounts payable with respect to all debt or obligations of the Company to any regulated financial institution for borrowed money and other credit now existing or hereafter arising.

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(b)           The Holder, for itself and its successors and assigns, expressly for the benefit of the present and future holders of Senior Indebtedness, by accepting this Note, agrees to and shall be bound by the subordination provisions of this Section 10.

(c)           Notwithstanding anything contained herein to the contrary, so long as any Senior Indebtedness is outstanding, the Holder shall have no right to accelerate this Note or take any other action under Section 8 until one-hundred and eighty (180) days after the Holder shall have given the Company notice of the occurrence of an Event of Default. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment unless and until full payment of all amounts currently due on Senior Indebtedness has been made or duly provided for in money or money's worth. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment, if, at the time of such payment or application or immediately after giving effect thereto: (i) there shall exist under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, any default or any condition, event or act, which with notice or lapse of time, or both, would constitute a default; or (ii) such payment would itself constitute a default or an event of default under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, unless and until such default or event of default shall have been cured or waived or cease to exist.

(d)            In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium, if any, and interest on all Senior Indebtedness (on the basis of the respective amounts of Senior Indebtedness held by such holders) before the Holder is entitled to receive any payment on account of principal of this Note and to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) which may be payable or deliverable in any such proceedings in respect of this Note.

(e)            If, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) shall be received by the Holder contrary to the provisions of this Section 10 before all Senior Indebtedness is paid in full, or provision made for its payment in cash, such payment or distribution shall be held in trust for the benefit of, and shall (upon acceleration of the Senior Indebtedness) be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after giving effect to any concurrent payment or distribution, or provision for payment thereof in cash, to the holders of such Senior Indebtedness.

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(f)            No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by the noncompliance by the Company with the terms, provisions and covenants of this Note regardless of any knowledge thereof which any such holder may have or otherwise be charged with. Nothing contained in this Section 10 or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal and accrued interest of this Note in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and the creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

(g)           Upon the payment in full of all Senior Indebtedness to the extent such payment in full resulted from the subordination provisions of this Note, the rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section 10, and no payment pursuant to the provisions of this Section 10 to or for the benefit of the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. The provisions of this Section 10 are solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Indebtedness, on the other.

(h)           Notwithstanding the provisions of this Note, the Holder shall not be permitted to receive any payment of the outstanding principal amount of this Note as a result of the same becoming due upon the first to occur of a Payoff Event without obtaining the prior written consent of applicable holders of any Senior Indebtedness related to debts or obligations of the Company to regulated financial institutions.

(i)            Nothing contained in this Section 10 shall in any way impair, delay or otherwise affect the conversion of this Note into Conversion Shares as provided in Section 2 and Section 3 hereof.

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11.          MISCELLANEOUS.

(a)            This Note shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS NOTE AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)            The Company waives presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, and the Holder's diligence in collection or bringing suit, and hereby consents to any and all extensions of time, renewals, waivers or modifications as may be granted by the Holder with respect to payment or any other provisions of this Note.

(c)             Acceptance by the Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the Company's failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any default, neither the failure of the Holder promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Holder to demand strict performance of any other obligation of the Company hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Company hereunder.

(d)            This Note may be amended only with the written consent of the Company and a Majority in Interest. Any such amendment shall apply to all of the Notes (including this Note), and be binding on all holders (including the Holder) of the Notes, even if they do not execute such consent or amendment.

(e)             All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 37000 Grand River Avenue, Suite 120, Farmington Hills, MI 48335, Phone: 248-681-9815, or such other address as the Company has designated in writing to the Holder, or to the Holder at the address shown on the Company's books as described above. If notice is given to the Company, a copy shall also be sent to Honigman LLP, Attention: Phillip D. Torrence, Esq., 650 Trade Centre Way, Suite 200, Kalamazoo, MI 49002-0402.

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(f)             Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

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